                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report: February 24, 1999








                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                       1-12898                  38-2011419
        --------                       -------                  ----------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



 27555 Farmington Road
Farmington Hills, Michigan                                       48334-3357
--------------------------                                       ----------
(Address of principal                                            (zip code)
  executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages: 7

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          See attached Distribution Reports as of February 25, 1999 for Series 1987-2, Distribution Reports as of March 1, 1999 for Series 1988-1 and 1988-2 and Distribution Reports as of February 20, 1999 for Series 1990-1.






                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                  (Registrant)


Date: February 24, 1999             By: /s/ Larry N. Ciofu
                                        -------------------------------
                                            Larry N. Ciofu
                                            Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2


                                                           Distribution Date Statement for
         COUPON     Principal      Number of       Interest        Interest
 Class   RATE      Outstanding    Certificates      Accrued         Payable
 -----   ------    -----------    ------------     --------        --------

2-A     0.0000%          $0.00        45,100          $0.00           $0.00

2-B     7.0000%          $0.00        18,000          $0.00           $0.00

2-C     7.0000%          $0.00        19,700          $0.00           $0.00

2-D     9.5500%          $0.00           124          $0.00           $0.00

2-E     9.9500%  $7,404,327.62         5,200     $61,394.22      $61,394.22

                 $7,404,327.62        88,124     $61,394.22      $61,394.22



                          25-Feb-99
           Interest                        Principal         Principal       Per $1,000
           Payable Per    Principal       Payable Per      Balance After     CTF After
   Class   $1,000 CTF      Payable        $1,000 CTF            25-Feb-99        25-Feb-99
   -----   -----------    ---------       -----------      -------------     -------------
   2-A     $ 0.000000       $0.000000      $0.000000              $0.00          $0.000000

   2-B     $ 0.000000       $0.000000      $0.000000              $0.00          $0.000000

   2-C     $ 0.000000       $0.000000      $0.000000              $0.00          $0.000000

   2-D     $ 0.000000       $0.000000              -              $0.00          $0.000000

   2-E     $11.806581     $287,224.54     $55.235488      $7,117,103.08      $1,368.673669
                          -----------                     -------------
                          $287,224.54                     $7,117,103.08

                   Ending Aggregate Agency MBS Balance:   $7,136,894.05

     Accrual Distribution Amount:                                          $0.00
     Aggregate Cash Flow Value Decline:                              $287,224.54

             Agency MBS Collections :
                     Interest                                         $61,867.66
                     Principal                                       $287,224.54
             Investment Income                                           $163.57

                                                                  --------------
             TOTAL AVAILABLE                                         $349,255.77

             Due   to Certificateholders                             $348,618.76

                                                                  --------------
             Available for Expenses and Residual Payments                $637.01

             Expenses Payable                                           ($193.15)

                                                                  --------------
             Net Balance                                                 $443.86
                                                                  ================


        Due to Residual Holders                                     $443.86

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                    $22.1930



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-1


                                                               Distribution Date Statement for
         COUPON      Principal       Number of     Interest         Interest
 Class    RATE      Outstanding     Certificates    Accrued          Payable
 -----    ----      -----------     ------------   --------         --------
  A      0.0000%            $0.00       38,510           $0.00             $0.00

  B      8.0000%            $0.00       51,050           $0.00             $0.00

  Z      9.9000%    $7,383,099.53       10,440      $60,910.57        $60,910.57
                    -------------   ----------      ----------        ----------
                    $7,383,099.53      100,000      $60,910.57        $60,910.57


                             1-Mar-99                                     Principal Balance
           Interest                      Principal        Principal       Per $1,000
          Payable Per    Principal       Payable Per    Balance After     CTF After
 Class     $1,000 CTF     Payable*        $1,000 CTF          1-Mar-99           1-Mar-99
 -----     ----------     --------        ----------    --------------    ---------------
  A         $0.000000           $0.00     $0.000000              $0.00          $0.000000

  B         $0.000000           $0.00     $0.000000              $0.00          $0.000000

  Z         $5.834346     $248,425.77    $23.795572      $7,134,673.76        $683.397870
                          -----------                    -------------
                          $248,425.77                    $7,134,673.76

 Ending Aggregate Agency MBS Balance:                    $7,134,941.36

        Agency MBS Collections :
                 Interest                                             $61,528.05
                 Principal                                           $248,425.77
        Investment Income                                                $610.70
                                                                    ------------
        TOTAL AVAILABLE                                              $310,564.52

        Due to Certificateholders                                   ($309,336.34)
                                                                    ------------
        Available for Expenses and Residual Payments                   $1,228.18

        Expenses Payable                                                ($198.69)

                                                                    ------------
        Net Balance                                                    $1,029.49
                                                                    ==============


        Due to Residual Holders                                        $1,029.49

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                         $51.4745



              Accrual Distribution Amount:                                 $0.00
              Aggregate Cash Flow Value Decline:                     $248,425.77
                                                                   -------------
              *Aggregate Amount of Principal Distributable:          $248,425.77




                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                               Distribution Date Statement for

          COUPON      Principal       Number of     Interest         Interest
 Class    RATE      Outstanding     Certificates    Accrued          Payable
 -----    ----      -----------     ------------   --------         --------
 2-A     0.0000%            $0.00       39,750           $0.00         $0.00

 2-B     7.0000%            $0.00       24,540           $0.00         $0.00

 2-C     7.0000%            $0.00       10,930           $0.00         $0.00

 2-D     7.0000%            $0.00       14,580           $0.00         $0.00

 2-Z     9.4000%    $9,462,185.50       10,200      $74,120.45    $74,120.45
                    -------------     --------      ----------    ----------
                    $9,462,185.50      100,000      $74,120.45    $74,120.45

                              1-Mar-99                                      Principal Balance
            Interest                       Principal        Principal       Per $1,000
           Payable Per     Principal       Payable Per    Balance After     CTF After
 Class      $1,000 CTF     Payable*         $1,000 CTF          1-Mar-99           1-Mar-99
 -----     -----------     ---------       -----------    --------------    ---------------
 2-A       $0.000000        $0.00     $0.000000              $0.00          $0.000000

 2-B       $0.000000        $0.00     $0.000000              $0.00          $0.000000

 2-C       $0.000000        $0.00     $0.000000              $0.00          $0.000000

 2-D       $0.000000        $0.00     $0.000000              $0.00          $0.000000

 2-Z       $7.266711  $227,391.43    $22.293277      $9,234,794.07        $905.371968
                      -----------                    -------------
                      $227,391.43                    $9,234,794.07


 Ending Aggregate Agency MBS Balance:            $9,234,808.82


        Agency MBS Collections :
                 Interest                                             $74,909.05
                 Principal                                           $227,391.43
        Investment Income                                                $823.60
                                                                 ---------------
        TOTAL AVAILABLE                                              $303,124.08

        Due to Certificateholders                                   ($301,511.88)
                                                                 ---------------
        Available for Expenses and Residual Payments                   $1,612.20

        Expenses Payable                                                ($256.01)

        Net Balance                                                    $1,356.19
                                                                 =================


        Due to Residual Holders                                        $1,356.19

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                         $67.8095

              Accrual Distribution Amount:                                  $0.00
              Aggregate Cash Flow Value Decline:                      $227,391.43
                                                                     ------------
              *Aggregate Amount of Principal Distributable:           $227,391.43

              Principal Allocation:            Class 2-A:                 0.0000%
                                               Class 2-D:                 0.0000%



                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                Distribution Date Statement for              20-Feb-99

                      UPPER TIER REMIC REGULAR CERTIFICATES



        COUPON       Principal     Number of   Interest    Interest
Class    RATE       Outstanding   Cert.        Accrued      Payable
-----    ----       -----------   ----------   -------     --------
 1-A     8.5000%           $0.00     15,250        $0.00        $0.00

 1-B     9.0000%           $0.00     10,500        $0.00        $0.00

 1-C     9.0000%           $0.00      6,500        $0.00        $0.00

 1-D     9.0000%           $0.00     16,500        $0.00        $0.00

 1-E     9.0000%   $6,115,938.98     12,000   $45,869.54   $45,869.54

 1-F     0.0000%           $0.00     18,500        $0.00        $0.00

 1-G     0.0000%           $0.00     12,450        $0.00        $0.00

 1-H     0.0000%           $0.00      4,850        $0.00        $0.00

 1-I   259.5000%      $12,231.88        152    $2,645.14    $2,645.14
                   -------------    -------   ----------   ----------
                   $6,128,170.86     96,702   $48,514.68   $48,514.68


                                                                   Principal Balance
          Interest                   Principal      Principal      Per $1,000
        Payable Per     Principal    Payable Per  Balance After    CTF After
Class    $1,000 CTF     Payable*     $1,000 CTF       20-Feb-99        20-Feb-99
------  -----------     ---------    ----------  --------------   --------------
 1-A      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-B      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-C      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-D      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-E      $3.822462   $466,784.39   $38.898699    $5,649,154.59      $470.762883

 1-F      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-G      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-H      $0.000000         $0.00    $0.000000            $0.00        $0.000000

 1-I     $17.402237       $933.57    $6.141908       $11,298.31       $74.330987
                      -----------                 -------------
                      $467,717.96                 $5,660,452.90




                      UPPER TIER REMIC REGULAR CERTIFICATES

        COUPON       Principal     Number of   Interest    Interest
         RATE       Outstanding   Cert.        Accrued      Payable
        ------      -----------   ----------   --------    --------

 1-R     0.0000%           $0.00      3,298        $7.98        $7.98

















                                                                 Principal Balance
      Interest                     Principal      Principal      Per $1,000
     Payable Per     Principal     Payable Per  Balance After    CTF After
     $1,000 CTF      Payable*      $1,000 CTF       20-Feb-99        20-Feb-99
     -----------     ---------     -----------  --------------   --------------

1-R    $0.002420         $0.00    $0.000000            $0.00        $0.000000

                      LOWERTIER REMIC REGULAR INTERESTS


                                                                          Principal
         COUPON       Principal     Number of   Interest    Principal     Balance After
Class    RATE       Outstanding   Certificates  Accrued     Payable*        20-Feb-99
-----    ----       -----------   ------------  ---------   ----------    -------------
 1-AS    9.5000%           $0.00     15,311        $0.00        $0.00             $0.00

 1-BS    9.5000%           $0.00     10,521        $0.00        $0.00             $0.00

 1-CS    9.5000%           $0.00      6,513        $0.00        $0.00             $0.00

 1-DS    9.5000%           $0.00     16,533        $0.00        $0.00             $0.00

 1-ES    9.5000%   $6,378,601.87     12,024   $50,497.26  $467,717.96     $5,910,883.91

 1-FS    9.5000%           $0.00     30,950        $0.00        $0.00             $0.00

 1-HS    9.5000%           $0.00      8,148        $0.00        $0.00             $0.00

                   -------------    -------   ----------  -----------     -------------
                   $6,378,601.87    100,000   $50,497.26  $467,717.96     $5,910,883.91

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR February 20, 1999




         Agency MBS Collections:
                  Interest                                  $48,522.66
                  Principal                                $467,717.96
         Investment Income                                      $36.65
                                                           -----------
         Lower Tier REMIC Collection Account               $516,277.27
                                                           -----------
         Upper Tier REMIC Collection Account               $516,277.27

         Aggregate Prin Payable to Holders of
         Upper Tier REMIC Regular Certificate             ($467,717.96)

         Aggregate Interest Payable to Holders of
         Upper Tier REMIC Regular Certificates             ($48,514.68)

         Expenses Payable                                        $0.00



         REMIC Taxes Payable                                     $0.00

         Interest Payable to Class 1-R Certificate              ($7.98)



        [Principal Payable to Class 1-R Certificate              $0.00

         Due to Class 1-RS Certificate                         ($36.65)
                                                          ------------
         Net Balance                                            ($0.00)
                                                          ==============





       Beginning Aggregate Agency MBS Balance:                $100,001,006.61
       Ending Aggregate Agency MBS Balance:                     $5,661,459.30


         Aggregate Cash Flow Value Decline:                       $467,717.96
                                                              ---------------
         *Aggregate Amount of Principal Distributable:            $467,717.96



         Principal Allocation:


         Aggregate Amount of Principal
         Distributable to Classes 1-D and 1-I:


         Class 1-E:                3.88986992%
         Class 1-I:                0.61419079%

         Aggregate Amount of Principal
         Distributable to Classes 1-G,1-H and 1-R:

         Class 1-R:                0.00000000%






         THE FIRST NATIONAL BANK OF CHICAGO,
         as Trustee
         Corporate Trust Division
         Suite 0126
         One First National Plaza
         Chicago, Illinois  60670
         (312)407-4660